Exhibit 10.34

                                   INDIVIDUAL

                          ASSOCIATE SERVICES AGREEMENT

THIS AGREEMENT is entered into as of the 17th of December 1999, by and between Norman E. Friedmann ("Associate") and TCSI Corporation ("Company").

                                    RECITALS

         1. Associate is an individual and possesses certain skills and abilities that may be useful to the Company from time to time.

         2. The Company desires to engage Associate to perform certain services and/or create deliverables for the Company in connection with its business activities as described in Exhibit A, Statement of Work, attached hereto and incorporated herein by this reference.

                              TERMS AND CONDITIONS

NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants,   promises  and
agreements contained herein, the parties hereto hereby agree as follows:

1.       Definition.
         ----------

         "Proprietary Information" means the following classes of information relating to the Company's business:

         (a) Trade secrets and other proprietary and confidential information which are owned by the Company and which have to do with:

              (i) The operation of the Company's business, consisting, for example, and not intending to be inclusive, of its lists or other identifications of clients or prospective clients of the Company (and key individuals employed or engaged by such clients or prospective clients), and nature and type of services rendered to such clients (or proposed to be rendered to prospective clients), fees charged or to be charged, proposals, inventions, methodologies, algorithms, formulae, processes, compilations of information, form and content of data bases, designs, drawings, models, equipment, results of research proposals, job notes, reports, records, specifications, software, firmware and procedures used in, or related to, the Company's products; and

              (ii) The Company's  relations with its employees including without limitation, salaries, job classifications and skill levels;

         (b) Financial, sales and marketing data compiled by the Company as well as the Company's financial, sales and marketing plans and strategies, customer lists and non-public pricing;

         (c) All ideas, concepts, information and written material about a client disclosed to Associate by the Company, or acquired from a client of the Company, and all financial, accounting, statistical, personnel and business data and plans of clients, are and shall remain the sole and exclusive property and Proprietary Information of the Company or said client;

         (d)  Any  other   information   designated   by  the   Company   to  be
              confidential, secret and/or proprietary.

2. Engagement. Associate agrees to provide services and/or deliverables described in Exhibit A to the Company pursuant to the terms and conditions as set forth in this Agreement.

3. Term of Agreement. This Agreement shall become effective on the date first written above and shall continue in effect until the close of business on June 30, 2000, provided, however, that this Agreement may be terminated before said date as follows:

         (a) At any time upon the provision of two (2) weeks prior written notice by either party; or

         (b) Upon material breach of this Agreement by either party, upon written notice by the non-breaching party; or

         (c)  Automatically on the occurrence of any of the following events:

              (i)   Bankruptcy or insolvency of either party;

              (ii)  Upon sale of the business of either party;

              (iii) Assignment  of this  Agreement  by either party  without the written consent of the other party; or

              (iv)  Willful   misconduct   including,   but  not   limited   to,
                    Associate's breach of this Agreement, neglect of duty or continued incapacity to perform services hereunder.

4. Scope of Services. Associate agrees to perform, to the reasonable satisfaction of the Company, the work specified in Exhibit A, attached hereto and made a part hereof. The parties may agree upon additional services and/or deliverables to be provided by the Associate, and the same shall be effective when agreed by the parties hereto in writing. For purposes of this Agreement, the term "Services" shall mean and include all services and/or deliverables to be provided by Associate.

5. Payment for Services/Reimbursements. Provided that the Associate complies with the terms and conditions of this Agreement, the Company shall pay Associate the amounts specified on, or computed in accordance with, Exhibit A, or on such other basis as the parties may agree upon in writing. (See attached Exhibit A.) The Company shall reimburse Associate for all reasonable expenses incurred by Associate in connection with activities hereunder, provided that such expenses have been approved by the Company either verbally or in writing before the same have been incurred. Associate shall submit to the Company each month an invoice and an itemized statement of hours spent on services or deliverables provided, or expenses incurred. Payment in U.S. dollar funds shall be due in thirty (30) days after receipt of invoice; a charge of 1% per month shall be allowed on any outstanding balance past due more than 15 days.

6.       Obligations of Associate.

         (a) Because this Agreement is a personal one, Associate may not assign or delegate any obligation, or any portion thereof, of this Agreement.

         (b) The relationship of Associate to Company is conclusively deemed for all purposes to be that of an independent contractor. Associate in no event shall be considered an employee of Company within the meaning or application of any national or state unemployment insurance law, old age benefit law, workers' compensation or industrial accident law, or other industrial or labor law, any tax law, or any Company employee benefit plan.

                  Associate shall be fully and solely responsible for arranging for and bearing the expense of his operations, subject only to his right for reimbursement for reimbursable expenses hereunder.

         (c) Associate shall devote sufficient time, energy, attention and efforts to the Company's business in order to promptly and satisfactorily complete the Services. Company is interested only in the results to be achieved under this Agreement; the manner and method of performing the work shall be under the control of Associate, except that the work contemplated herein must meet the approval of Company and is subject to Company's general right of inspection to ensure the satisfactory performance and completion thereof.

         (d) It is understood that Company does not agree to use Associate exclusively. Further, Associate may represent, perform services for and be employed by such additional clients, persons or companies as Associate, in Associate's sole discretion, sees fit, except as provided in Section 10 herein.

         (e) In performing the Services required under this Agreement, Associate shall comply with all applicable federal, state, county, and city laws, ordinances and regulations including, but not limited to, compliance with respect to payment for FICA wages, SDI, and workers' compensation. Further, Associate agrees not to use any Proprietary Information or copyright, of others in performing the services under this Agreement.

         (f) Company shall not be liable to Associate or any of its agents, servants, subcontractors, for any consequential or special damages resulting from, arising out of or in connection with this Agreement.

         (g) Associate acknowledges and agrees that all Proprietary Information that comes into Associate's possession (including any information originated or developed by Associate during the term of this Agreement) is secret and is the exclusive property of the Company or its clients. Associate agrees to use the Proprietary Information only in connection with Associate's work for the Company. Associate agrees, while performing services for the Company in any capacity and thereafter, to hold the Proprietary Information in confidence and agrees not to disclose or reveal, in any manner, any Proprietary Information to any person or entity.

7.       Obligations of Company.

         (a) Company agrees to comply with all reasonable requests of Associate and to provide access to all documents reasonably necessary for the performance of Associate's duties under this Agreement.

8. Results Belong to Company. Associate acknowledges and agrees that the results of all work, including but not limited to all intellectual property rights, such as copyrights, inventions, discoveries or improvements (hereinafter collectively referred to as "Inventions") which Associate makes during Associate's performance of services for the Company, whether made individually or jointly with others, which relate or pertain to, or are in any way connected with, the specific application systems and products, Company proprietary apparatus, methods, and subjects of research or development by the Company shall be the sole and exclusive property of the Company, and the inventions shall be deemed to be works for hire.

         (a) Associate agrees to make prompt and full disclosure to the Company of all Inventions and advise the Company, periodically, of all work being done by Associate on any Inventions covered by this paragraph.

         (b) To the extent Associate would be an owner of any rights to the Invention, Associate hereby assigns to the Company all such rights to the Inventions. Associate hereby agrees to execute and sign any and all applications, assignments or other instruments which the Company may deem necessary in order to enable it, at its expense, to apply for, prosecute and obtain Letters of Patent, trademarks, copyrights or other legal protections in the United States or foreign countries for the Inventions, or in order to assign or convey to or invest in the Company the sole and exclusive right, title and interest in and to the Inventions.

         (c) The obligations contained in this Paragraph 8, do not apply to any rights Associate may have acquired in connection with an invention, discovery or improvement for which no equipment, supplies, facility or Proprietary Information of the Company was used and which was developed entirely on the Associate's own time, and provided that such invention, discovery or improvement does not result from any work performed by Associate for, or on behalf of, the Company.

         (d) Upon request and/or upon the termination of this Agreement, Associate shall promptly deliver to the Company all notes, writings, lists, files, reports, correspondence, tape cards, maps, machines, technical data or any other tangible products or documents which Associate produced or received while performing this Agreement.

9.       Governing Law and  Disputes.  This  Agreement  shall be governed by the
         laws  of  the  State  of  California,   and  California  shall  be  the
         appropriate forum.

         In case a dispute in connection with this Agreement arises between the parties, both parties shall negotiate in good faith to resolve such dispute. However, if the parties are unable to reach an agreement within thirty (30) days after the occurrence of such dispute, then the parties shall submit the dispute to binding arbitration in San Francisco, California in accordance with rules of commercial arbitration of the American Arbitration Association ("AAA"). If within thirty (30) days no single arbitrator is mutually acceptable, then the AAA shall designate an arbitrator. The arbitrator shall be a knowledgeable individual familiar with the fields of the subject of this Agreement. Under the arbitration, both parties shall cooperate with and agree to abide finally by any decision of the arbitration process. The arbitrator shall first undertake to mediate the dispute and the parties shall cooperate in good faith with said arbitrator. The costs of the arbitration proceeding shall be borne according to the decision of the arbitrator, who may apportion costs equally, or in accordance with any finding of fault or lack of good faith of either party. The award of the arbitrator including the grant of injunctive relief shall be non-appealable and enforceable in any court of competent jurisdiction.

10. Business Opportunities. While performing work under this Agreement, Associate shall not undertake or participate in any marketing or business development activities related to opportunities which may be brought to his/her attention due to his/her involvement in this work or due to his/her knowledge of Company business activities. Associate acknowledges that the identity of Company's customers, the needs of such customers, and work product of Associate all represent proprietary information as defined in Section 1 above. Associate promises that he/she will not become directly or indirectly engaged with or employed by any customer of Company for whom Associate has performed services under this Agreement for at least one year after termination of the Agreement.

11. Assignment. This Agreement may not be assigned by Associate voluntarily or by operation of law, in whole or in part, without the prior written consent of Company.

12. Notices. All notices or other communications provided for by this Agreement shall be made in writing and shall be deemed properly delivered when (i) delivered personally or (ii) by the mailing of such notice by registered or certified mail, postage prepaid, to the parties at the addresses set forth on the signature page of this Agreement (or to such other address as one party designates to the other in writing).

13. Entire Agreement and Waiver. This Agreement is the entire agreement between the parties relating to the engagement of Associate. It supersedes all prior agreements, arrangement, negotiations and understandings related thereto. No waiver of any term, provision or condition of the Agreement shall be deemed to be, or shall constitute, a waiver of any other term, provision or condition herein, whether or not similar. No such waiver shall be binding unless in writing and signed by the waiving party.

14. Amendments. No supplement, modification or amendment of any term, provision or condition of this Agreement shall be binding or enforceable unless evidenced in writing executed by the parties hereto.

15.      Counterparts.   This   Agreement   may  be  executed  in  one  or  more
         counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16. Reformation/Severability. If any of this Agreement is declared invalid by any tribunal, then such provision shall be deemed automatically adjusted to the minimum extent necessary to conform to the requirements for validity as declared at such time and, as so adjusted, shall be deemed a provision of this Agreement as though originally included herein. In the event that the provision invalidated is of such a nature that it cannot be adjusted, the provision shall be deemed deleted from this Agreement as though such provision had never been included herein. In either case, the remaining provisions of this Agreement shall remain in effect.

17. Survival. The provisions of paragraphs 6, 7, 8 and 9 shall survive the termination of this Agreement.


After carefully reading and considering the foregoing provisions and Exhibit A, Associate has voluntarily signed this Agreement to be effective as of the date first written above.

TCSI Corporation:                           Associate:

/s/ John Bolger                              /s/ Norman E. Friedmann
---------------------------------------     ------------------------------------
Signature                                   Signature

John Bolger
Chairman of the Board                       Norman E. Friedmann

January 1, 2000                             February 1, 2000
--------------------------------------      ------------------------------------
Date                                        Date

TCSI Corporation                            1043 Angelo Drive

1080 Marina Village Parkway                 Beverly Hills, California  90210
Alameda, CA  94501
Tel:     (510) 749-8500                     310 550-6933
Fax:     (510) 749-8700
Federal ID #/Social Security #:             ###-##-####

                                    Exhibit A

                   STATEMENT OF WORK FOR INDIVIDUAL ASSOCIATE

Pursuant to the Individual Associate Services Agreement between Norman E. Friedmann ("Associate"), and TCSI Corporation ("Company"), dated December 17, 1999, Associate and Company agree as follows:

Associate agrees to perform the following services:

         1.    Describe the services to be rendered:

               Interim President and Chief Executive Officer.

         2.    Estimated length of time for services described above:

               From December 17, 1999 until appointment of a permanent President and Chief Executive Officer, estimated to be 3 - 6 months.

         3.    Billing Rate:  $2,750 per day




This Statement of Work may be amended from time-to-time, by mutual consent.